Second Quarter 2021 Financial Results Exhibit 99.2

  Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “seek,” “continue,” “could,” “would,” “future” or the negative of those terms or other words of similar meaning.  You should read statements that contain these words carefully because they discuss our future expectations or state other “forward-looking” information.  These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements.  You should be aware that the occurrence of the events described under the caption “Risk Factors” in Trustmark’s filings with the Securities and Exchange Commission (SEC) could have an adverse effect on our business, results of operations and financial condition.  Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.  Furthermore, many of these risks and uncertainties are currently amplified by and may continue to be amplified by or may, in the future, be amplified by, the novel coronavirus (COVID-19) pandemic, and also by the effectiveness of varying governmental responses in ameliorating the impact of the pandemic on our customers and the economies where they operate. Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, an increase in unemployment levels and slowdowns in economic growth, our ability to manage the impact of the COVID-19 pandemic on our markets and our customers, as well as the effectiveness of actions of federal, state and local governments and agencies (including the Board of Governors of the Federal Reserve System (FRB)) to mitigate its spread and economic impact, local, state and national economic and market conditions, conditions in the housing and real estate markets in the regions in which Trustmark operates and the extent and duration of the current volatility in the credit and financial markets, levels of and volatility in crude oil prices, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions, including the potential impact of issues related to the European financial system and monetary and other governmental actions designed to address credit, securities, and/or commodity markets, the enactment of legislation and changes in existing regulations or enforcement practices or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, changes in our ability to control expenses, greater than expected costs or difficulties related to the integration of acquisitions or new products and lines of business, cyber-attacks and other breaches which could affect our information system security, natural disasters, environmental disasters,  pandemics or other health crises, acts of war or terrorism, and other risks described in our filings with the SEC. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct.  Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise. Forward–Looking Statements 2

Financial Highlights Performance reflects continued balance sheet growth, strong credit quality and disciplined expense management Source: Company reports (1) For Non-GAAP measures, please refer to the Earnings Release dated July 27, 2021 and the Consolidated Financial Information, Note 8 – Non-GAAP Financial Measures 3 Loans Held for Investment (HFI) increased $169.2 million, or 1.7%, linked- quarter and $493.1 million, or 5.1%, Y-o-Y Accelerated recognition of $18.6 million of Paycheck Protection Program (PPP) loan origination fees attributable to the previously announced sale of $354.2 million in PPP loans during the second quarter Earnings Drivers Pre-provision net revenue totaled $57.2 million, up 38.2% linked-quarter (1) Net interest income (FTE) expanded $17.2 million, or 16.3%, linked-quarter Noninterest income totaled $56.4 million, representing 32.1% of total revenue Profitable Revenue Generation Noninterest expense declined 2.4% linked-quarter Adjusted noninterest expense(1) totaled $116.3 million in the second quarter, a decrease of 3.3% linked-quarter Efficiency ratio improved to 64.31% in second quarter Expense Management Nonperforming assets declined 17.9% linked-quarter Net charge-offs totaled $1.2 million in the second quarter Loans remaining under a COVID-19 related concession represented approximately 19 basis points of loans HFI at June 30, 2021 Credit Quality Maintained strong capital levels with CET1 ratio of 11.76% and total risk-based capital ratio of 14.10% Repurchased $20.8 million, or approximately 630 thousand shares of common stock in the second quarter; at June 30, 2021, had $75.0 million remaining authority under the repurchase program, which expires on December 31, 2021 Board of Directors declared quarterly cash dividend of $0.23 per share Capital Management

Loans Held for Investment (LHFI) Portfolio Focus on profitable, credit-disciplined loan growth continued Source: Company reports (1) Percentages may not sum to 100% due to rounding. Trustmark has no loan exposure in which the source of repayment or the underlying security of such exposure is tied to the realization of value from energy reserves Total energy-related sector exposure of $301 million with outstanding balances of $93 million – representing 0.92% of total LHFI – at June 30, 2021 At June 30, 2021, nonaccrual energy-related loans represented 1.6% of outstanding energy-related loans and 1 basis point of outstanding LHFI Dollar Change: $169 $188 $(23) $159 4

Real Estate Secured Loan Portfolio Detail 5 Source: Company reports (1) Multi-Family is included in Other Real Estate Secured Loans in Financials Focus on vertical construction with limited exposure to unimproved land and development Well-diversified product and geographical mix Balanced between non-owner and owner-occupied portfolios Virtually no REIT outstandings ($4.9 million)

Commercial Loan Portfolio Detail 6 Source: Company reports Well-diversified portfolio with no single category exceeding 10% Small energy book and has never been an area of focused growth Virtually no regulatory defined higher risk commercial and industrial outstanding ($9.6million) Portfolio includes commercial, financial intermediaries, agriculture production and non-profits

COVID-19 Impacted Industries 7 At June 30, 2021

Second Quarter Portfolio Review 8 During the second quarter, Trustmark conducted an analysis of borrowers rated watch or worse that received a concession as well as other borrowers in industries significantly impacted by COVID-19 (restaurants and hotels) with $1 million or more in outstanding balances. Collectively, the review included borrowers with $482 million in outstanding balances at June 30, 2021. Within the COVID-19 impacted industries, the review included the following: As a result of the review, only $4.5 million was downgraded to a criticized category, none of which was in the COVID related industries. A total of $14.5 million was removed from criticism, which included borrowers in the COVID related industries as follows:

Allowance for Credit Losses Source: Company reports Does not include allowance for off balance sheet credit exposures Totals may not foot due to rounding 9 ($ in millions) Quantitative changes due to improvement of the macroeconomic forecast and PD/LGD floor implementation Qualitative changes including reduction of the impact of the COVID-19 pandemic All other changes including individually analyzed reserves, prepayment studies, loan growth, etc. ACL 03/31/21 ACL 06/30/21

Credit Risk Management Solid asset quality metrics Allowance for credit losses represented 1.02% of loans held for investment and 537.35% of nonaccrual loans, excluding individually evaluated loans Net charge-offs totaled $1.2 million in the second quarter, and recoveries have exceeded charge-offs by $1.2 million year to date Nonaccruals declined $12.1 million in the second quarter and increased $1.5 million year-over-year Nonperforming assets declined $13.3 million in the second quarter and $7.4 million year-over-year Source: Company reports Note: Unless noted otherwise, credit metrics exclude PPP loans (1) Totals may not foot due to rounding (2) NPLs excludes individually evaluated loans 10

Paycheck Protection Program (PPP) Source: Company reports 11 During the second quarter, Trustmark sold $354.2 million in PPP loans, which represented substantially all PPP loans originated in 2021. The PPP loan sale accelerated the recognition of unamortized PPP loan origination fees, net of cost, of $18.6 million, which is included in net interest income.

Attractive, Low-Cost Deposit Base Deposits totaled $14.6 billion at June 30, 2021, up $248.6 million, or 1.7%, linked-quarter, and up $1.1 billion, or 8.3%, year-over-year Cost of interest-bearing deposits in the second quarter totaled 0.19%, down 3 basis points from the prior quarter Source: Company reports (1) Percentages may not sum to 100% due to rounding. (2) Above does not include the daily sweep between low transaction interest checking to savings for regulatory purposes. 12

Income Statement Highlights – Net Interest Income Net interest income (FTE) totaled $122.4 million, resulting in a net interest margin of 3.16% in the second quarter The net interest margin, excluding PPP loans and Federal Reserve Bank balance, totaled 2.94% in the second quarter Source: Company reports (1) Totals may not foot due to rounding (2) Loan Yield excludes PPP 13

Income Statement Highlights – Noninterest Income Source: Company reports (1) Totals may not foot due to rounding Noninterest income totaled $56.4 million for the second quarter, a decrease of $4.2 million linked-quarter and $13.1 million year-over-year. The linked-quarter and year-over-year changes are principally attributable to lower mortgage banking revenue. Wealth management revenue for the second quarter totaled $8.9 million, an increase of $530 thousand linked-quarter and $1.4 million year-over-year. For the second quarter, insurance revenue totaled $12.2 million, a $228 thousand decrease from the prior quarter and a $349 thousand increase from the previous year. 14 (1)

Income Statement Highlights – Mortgage Banking Source: Company reports (1) Totals may not foot due to rounding (2) Production includes Loans Available for Sale (AFS) and Portfolio (3) Gain on Sale Margin excludes FAS 133 (Pipeline valuation adjustment) Mortgage banking revenue totaled $17.3 million in the second quarter of 2021, a $3.5 million decrease linked-quarter and $16.4 million decrease year-over year. Mortgage loan production in the second quarter totaled $736.8 million, a decrease of 3.9% from the prior quarter and 13.7% from the prior year. Retail production represented 77% of volume, or $570.7 million, in the second quarter. 15 Gain on sale margin (3) Purchase 50% 56% 58% 52% 71% Refinance 50% 44% 42% 48% 29%

Income Statement Highlights – Noninterest Expense Source: Company reports (1) Totals may not foot due to rounding (2) For Non-GAAP measures, please refer to the Earnings Release dated July 27, 2021 and the Consolidated Financial Information, Note 8 – Non-GAAP Financial Measures Noninterest expense - totaled $118.7 million in the second quarter, down 2.4% from the prior quarter Adjusted noninterest expense(2) – totaled $116.3 million in the second quarter, down $3.9 million from the prior quarter Salaries and benefits decreased $1.0 million linked-quarter mainly due to the seasonality of payroll taxes from the prior quarter Services and fees decreased by $715 thousand from the prior quarter; equipment expense decreased $677 thousand linked-quarter 16

Capital Management Solid capital position reflects consistent profitability of diversified financial services businesses Capital position remained strong with a CET1 ratio of 11.76% and a total risk-based capital ratio of 14.10% at June 30, 2021 Trustmark repurchased $25.0 million, or approximately 775 thousand of its common shares, during the first six months of 2021. At June 30, 2021, Trustmark had $75.0 million in remaining authority under its existing stock repurchase program, which expires December 31, 2021. Trustmark’s Board of Directors declared a quarterly cash dividend of $0.23 per share payable September 15, 2021, to shareholders of record on September 1, 2021 Source: Company reports (1) Trustmark has elected the five-year phase-in transition period related to adopting the CECL methodology for its regulatory capital. 17

Outlook Commentary(1) Source: Company reports (1) See Forward Looking Statement Disclosure on page 2 of this presentation for a discussion of factors that could affect management’s expectations and results in future periods. 18

Trustmark Corporation Diversified financial services company headquartered in Jackson, MS, offering banking, wealth management, and risk management solutions in 180 locations throughout the Southeast U.S. Our vision is to be a premier financial services provider in our marketplace. Our mission is to achieve outstanding customer satisfaction by providing banking, wealth management, and risk management solutions through superior sales and service, utilizing excellent people, teamwork, and diversity, while meeting our corporate financial goals. 19 Who We Are Strategic Priorities to Enhance Shareholder Value Our Footprint